GREENWICH STREET SERIES FUND (the “Trust”)

on behalf of the

Salomon Brothers Variable Aggressive Growth Fund (the “Fund”)

SUPPLEMENT DATED SEPTEMBER 23, 2005

TO THE PROSPECTUS DATED APRIL 30, 2005

AND TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2005

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and the Statement of Additional Information:

The Board of Trustees of the Trust has approved an amendment to the Advisory Agreement between the Trust, on behalf of the Fund, a series of the Trust, and Salomon Brothers Asset Management Inc. and an amendment to the Administration Agreement between the Trust, on behalf of the Fund and Smith Barney Fund Management LLC. Effective October 1, 2005, the current advisory fee schedule will be replaced with the fee schedule described below and the administration fee will be reduced from 0.20% of the Fund’s average daily net assets to a fee in accordance with the fee schedule described below:

Currently Effective Fee Schedule

Fund’s Fee Rate Average Daily Net Assets	Advisory Fee Rate	Administration Fee Rate	Total

First $5.0 billion	0.600%	0.200%	0.800%
Next $2.5 billion	0.575%	0.200%	0.775%
Next $2.5 billion	0.550%	0.200%	0.750%
Over $10 billion	0.500%	0.200%	0.700%

Fee Schedule, effective October 1, 2005

Fund’s Fee Rate Average Daily Net Assets	Advisory Fee Rate	Administration Fee Rate	Total

First $1 billion	0.600%	0.150%	0.750%
Next $1 billion	0.600%	0.125%	0.725%
Next $3 billion	0.600%	0.100%	0.700%
Next $5 billion	0.600%	0.075%	0.675%
Over $10 billion	0.600%	0.050%	0.650%

The terms of the amended Advisory Agreement and amended Administration Agreement are the same in all other material respects as those of the current Advisory Agreement and amended Administration Agreement. Fees under the current and amended Advisory Agreements and the current and amended Administration Agreements are calculated daily and payable monthly.

FD03235